                                                                   EXHIBIT 10.27

NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON
EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE
TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH
ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION
SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL
ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on August 21, 2012.

                    WARRANT TO PURCHASE CLASS A COMMON STOCK

                                       OF

                                  eESPEED, INC.

     FOR VALUE RECEIVED, eSPEED, INC. (the "Company"), a Delaware corporation, hereby certifies that UBS AMERICAS INC. (successor by merger to UBS USA Inc.)
(the "Initial Holder"), or its permitted assigns (together with the Initial
Holder, the "Holder"), is entitled to purchase from the Company, at any time or from time to time commencing on the Exercise Date set forth in Section 4 hereof
(as the same may be accelerated pursuant to Section 4(b) hereof) and prior to
5:00 P.M., Eastern Standard Time, on August 21, 2012 a total of 225,000 fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Company for a purchase price of $8.75 per share. (Hereinafter, (i)
said Class A Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Class A Stock," (ii) the shares of the Class A Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this
Warrant, and all warrants hereafter issued in exchange or substitution for this
Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder.") The number of Warrant Shares and the securities
(if applicable) for which this Warrant is exercisable and the Per Share Warrant
Price are subject to adjustment as hereinafter provided under Section 3.

     1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Exercise Date set forth in
Section 4 hereof (as the same may be accelerated pursuant to Section 4(b)
hereof) and prior to 5:00 P.M., Eastern Standard Time, on August 21, 2012 by the
Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 9(a)
hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. The Aggregate
Warrant Price or Per Share Warrant Price shall be paid in cash, via wire transfer to an account designated by the Company, or by certified or official bank check payable to the order of the Company.

         If this Warrant is exercised in part, the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon the surrender of this Warrant, for an exercise of this Warrant in part, the Company will (a) issue and

deliver a certificate or certificates in the name of the Holder for the shares of the Class A Stock to which the Holder shall be entitled for such partial exercise, and (b) issue and deliver a Warrant in the name of the Holder for the remaining number of Warrant Shares in respect of which this Warrant has not been exercised, pursuant to the provisions of this Warrant.

         If this Warrant is exercised in whole, upon surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the shares of the Class A Stock to which the Holder shall be entitled, pursuant to the provisions of this Warrant.

         No fractional shares shall be issued upon the exercise of this Warrant.
With respect to any fraction of a share called for upon any exercise hereof, the
Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the fair market value of a share as reasonably determined by the
Company's Board of Directors.

     2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of this Warrant, the Company from and as of the date hereof, will have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Class A Stock as from time to time shall be receivable upon the exercise of this Warrant.

     3. ADJUSTMENTS FOR CORPORATE EVENTS. The number and kind of securities issuable upon the exercise of this Warrant, the Per Share Warrant Price and the number of Warrant Shares for which this Warrant may be exercised shall be subject to adjustment from time to time in accordance with the following provisions:

         (a) Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (b) or (c) below, this Warrant shall, after such reorganization, share exchange or reclassification, be exercisable into the kind and number of shares of stock or other securities or other property of the
Company which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such reorganization, share exchange, or reclassification.
The provision of this Section 3(a) shall similarly apply to successive reorganizations and reclassifications.

         (b) Merger, Consolidation or Sale of All or Substantially All Assets.
In the event of a merger or consolidation to which the Company is a party or the sale of all or substantially all of the assets of the Company, this Warrant shall, after such merger, consolidation or sale, be exercisable for the kind and number of shares of stock and/or other securities, cash or other property which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale. Any such merger, consolidation or sale shall require, as a condition thereto, that such other party to such merger, consolidation or sale agree in writing to assume this Warrant. The provision of this Section 3(b) shall similarly apply to successive mergers and transfers.

         (c) Subdivision or Combination of Shares. In case outstanding shares of
Class A Stock shall be subdivided, the Per Share Warrant Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Class A Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Class A Stock shall be combined, the Per Share Warrant Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Class A Stock for the purpose of so combining, whichever is earlier.

         (d) Stock Dividends. In case shares of Class A Stock are issued as a dividend or other distribution on the Class A Stock, then the Per Share Warrant
Price shall be adjusted, as of the date a record is taken of the holders of
Class A Stock for the purpose of receiving such dividend or other distribution
(or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the Per Share Warrant Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Class A Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and
(ii) the denominator of which shall be the total number of shares of Class A
Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Class A Stock payable in any right to acquire Class A Stock for no consideration, then, for purposes of calculating such adjustment, the Company shall be deemed to have made a dividend payable in Class A Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Class A Stock.

         (e) Adjustment of Aggregate Number of Warrant Shares Issuable. Upon
each adjustment of the Per Share Warrant Price under the provisions of this
Section 3, the aggregate number of Warrant Shares issuable upon exercise of this
Warrant shall be adjusted to an amount determined by multiplying the Warrant
Shares issuable prior to such adjustment by a fraction (x) the numerator of which is the Per Share Warrant Price in effect immediately prior to the event causing such adjustment (y) the denominator of which is the adjusted Per Share
Warrant Price.

         (f) Minimum Adjustment. No adjustment of the Per Share Warrant Price shall be made if the amount of any such adjustment would be an amount less than
1% of the Per Share Warrant Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of 1% or more.

         (g) Treasury Shares. The number of shares of Class A Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

         (h) Notices. If at any time, (x) the Company shall declare a stock dividend (or any other distribution except for cash dividends) on its Class A
Stock; (y) there shall be any capital reorganization or reclassification of the
Class A Stock, or any consolidation or merger to which the Company is a party, or any sale or transfer of all of substantially all of the assets of the
Company; or (z) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give written notice to the Holder, not less than 10 days before any record date or other date set for definitive action, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may
be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice)
on the current Per Share Warrant Price and the kind and amount of Class A Stock and other securities and property deliverable upon exercise of this Warrant.
Such notice shall also specify the date (to the extent known) as of which the holders of the Class A Stock of record shall be entitled to exchange their Class
A Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. In addition, whenever the aggregate number of
Warrant Shares issuable upon exercise of this Warrant and Per Share Warrant
Price is adjusted as herein provided, the Chief Financial Officer of the Company shall compute the adjusted number of Warrant Shares and Per Share Warrant Price in accordance with the foregoing provisions and shall prepare a written certificate

setting forth such adjusted number of Warrant Shares and Per Share Warrant
Price, and such written instrument shall promptly be delivered to the recordholder of this Warrant.

         4. EXERCISE OF WARRANT.

         (a) Exercise Date. This Warrant shall be vested immediately and shall be exercisable as to all Warrant Shares commencing May 21, 2011 (the "Exercise
Date"), subject to acceleration as set forth in subsection (b) below.

         (b) Acceleration of Exercisability. This Warrant shall become exercisable as to (i) 50,000 of the Warrant Shares on October 1, 2003 and (ii)
the remaining 175,000 Warrant Shares, in seven lots of 25,000 Warrant Shares each, if the Price Feed Condition (as defined in paragraph (x) below), is satisfied for each of the First Commitment Period through the Seventh Commitment
Period (as defined in paragraph (y) below). Satisfaction of the Price Feed
Condition shall be evidenced by a Determination pursuant to paragraph (x) below.
For the avoidance of doubt, it is understood that each Commitment Period is independent and the failure to satisfy the Price Feed Condition for one or more
Commitment Periods shall not preclude satisfaction of the Price Feed Condition and acceleration of the related Warrant Shares in any other Commitment Period.

               (x) Definition of Price Feed Condition. A "Price Feed Condition"
               shall be deemed satisfied if, during the applicable Commitment
               Period (as defined in paragraph (y) below), the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied or complied with by the Bank (as defined in that certain Global Fixed Income Transaction Fee Agreement, dated 21 August 2002 between the Company and the Initial Holder, as amended by the Amendment to Global Fixed Income Transaction
               Fee Agreement dated as of September 18, 2003 (the "Amendment")
               (as so amended, the "Agreement")) in accordance with Annex II of the Agreement, as the same may be further amended from time to time. Within 21 days of the end of each Commitment Period, the
               Company shall notify the Holder in writing as to whether the
               Price Feed Condition has been satisfied for such Commitment
               Period, together with an explanation for such determination in reasonable detail (the "Determination"). If the Holder notifies the Company in writing, within fifteen (15) days of receipt of the Determination of its objection to the Determination, then no determination shall be made until the Company and the Holder shall agree upon an appropriate determination or a court of competent jurisdiction shall make a determination by a
               non-appealable order.

               (y) Definition of Commitment Period. A "Commitment Period" shall mean each of the following Quarterly periods (i) November 1, 2003 through January 31, 2004 (the "First Commitment Period"), (ii)
               February 1, 2004 through April 30, 2004 (the "Second Commitment
               Period"), (iii) May 1, 2004 through July 31, 2004 (the "Third
               Commitment Period"), (iv) August 1, 2004 through October 31, 2004
               (the "Fourth Commitment Period), (v) November 1, 2004 through
               January 31, 2005 (the "Fifth Commitment Period"), (vi) February
               1, 2005 through April 30, 2005 (the "Sixth Commitment Period")
               and (vii) May 1, 2005 through July 31, 2005 (the "Seventh
               Commitment Period"). The failure to satisfy the Price Feed
               Condition for any Commitment Period shall result in the relevant
               Warrant Shares exercisability commencing on the Exercise Date, without acceleration.

     5. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Class
A Stock represented by each and every certificate for Warrant Shares delivered on the proper exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the
Class A Stock is at all times equal to or less than the then Per Share Warrant
Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor. The Holder covenants and agrees that it shall pay, when due and payable, all of its federal, state and local income or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor, if any.

     6. TRANSFER

         (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available.
In the event the Holder desires to transfer this Warrant or any of the Warrant
Shares issued in accordance with the terms hereof, the Holder must give the
Company prior written notice of such proposed transfer including the name and address of the proposed transferee, unless such transfer is a transfer of the
Warrant Shares pursuant to an effective registration statement. Such transfer may be made only either (i) upon publication by the Securities and Exchange
Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel acceptable to the Company to the effect that the proposed transfer will not violate the provisions of the Securities
Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the
Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

         (b) Swap or Hedging Transactions. Without the prior written consent of the Company, the Holder may not enter into any swap or other hedging transaction relating to this Warrant, the Warrant Shares (prior to the issuance thereof), or any interest therein. In no event shall the restrictions contained in this paragraph apply to any Warrant Shares that have been issued.

         (c) Transfer. Without the prior written consent of the Company, neither this Warrant, nor any interest herein, may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of. Any sale, assignment, transfer, pledge, encumbrance or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.
The provision of this Section 6(c) shall not be applicable to the Warrant
Shares.

         (d) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act or eligible for resale pursuant to Rule
144(k) under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

               "The shares of Class A Common Stock represented by this
               certificate have not been registered under the Securities Act of
               1933, as amended, and may not be sold, offered for sale,
               assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

     7. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

     9. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless the same is in writing and is sent by overnight courier, delivered in person or mailed by first-class mail, postage prepaid, addressed to:

         (a) the Company at 135 East 57th Street, 3rd Floor, New York, New York
10022, Attention: General Counsel, or such other address as the Company has designated in writing to the Holder, or

         (b) the Holder at 299 Park Avenue, New York, New York 10171, or such other address as the Holder has designated in writing to the Company.

     10. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     11. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflict of laws thereof.

     12. COMPLIANCE WITH OTHER INSTRUMENTS. Company represents and warrants to
Holder that the execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's charter or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

     13. REPRESENTATIONS AND WARRANTIES OF THE INITIAL HOLDER. The Initial
Holder, by acceptance hereof, represents and warrants to the Company that:

         (a) Knowledge and Experience. The Initial Holder has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid investment such as an investment in the Company and has evaluated the merits and risks of such an investment. The Initial Holder understands that the offer and sale of the
Warrant and the Warrant Shares have not been approved or disapproved by the
Commission or any other governmental entity.

         (b) No other Representations or Warranties. No representations or warranties have been made to the Initial Holder by the Company or any director, officer, employee, agent or affiliate of the Company, other than the representations of the Company set forth herein, and the decision of the Initial
Holder to acquire this Warrant is based on the information contained herein and the Initial Holder's own independent investigation of the Company. The Initial
Holder acknowledges and agrees that the Company may now, or in the future, be in negotiations with respect to, or enter into, arrangements, agreements or understandings relating to other business opportunities and that the Company does not have now, nor will it have at any time after execution of this Warrant, any obligation to provide the Initial Holder with any information, other than that which is contained in this Warrant and that which is disclosed in reports, schedules, forms, registration statements, proxy statements and other documents filed by the Company with the Commission.

         (c) Ability to Withstand Loss of Investment. The Initial Holder
understands that a total loss of the value of this Warrant is possible. The
Initial Holder acknowledges that it is capable of bearing a complete loss of the value of this Warrant.

         (d) No Public Solicitation. The Initial Holder acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Warrants or the Warrant Shares to the Initial Holder by means of any form of general solicitation or advertising, including without limitation
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (e) Accredited Investor Status. The Initial Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the
Securities Act.

         (f) Acquiring for Investment Purposes. The Initial Holder is acquiring this Warrant solely for its own account, for investment purposes only, and not with a view towards their resale or distribution.

         (g) No Brokers, Finders, etc. The Initial Holder has not employed any broker, financial advisor or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Warrant.

         (h) No Action Taken to Invalidate Private Placement. The Initial Holder
has not taken any action that would result in the offering of this Warrant and the Warrant Shares pursuant to this Warrant being treated as a public offering and not a valid private offering under the law.

     14. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holder of this Warrant.

     15. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the

Company's assets, and all of the obligations of the Company relating to the
Warrant Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the holder hereof.

     16. CANCELLATION OF EXISTING WARRANT. This Warrant supercedes and replaces that certain Amended and Restated Warrant to Purchase Class A Common Stock of
eSpeed, Inc. in favor of the Initial Holder dated as of October 10, 2003, which the Holder exercised for 75,000 shares on October 20, 2003 and the parties agree is of no further force or effect and is hereby deemed cancelled.

     IN WITNESS WHEREOF, the Company has caused this Amended and Restated
Warrant to be signed by a duly authorized officer as of this 23rd day of
October, 2003.

                         ESPEED, INC.

                         By: /s/ Howard W. Lutnick
                             ---------------------
                             Name:  Howard W. Lutnick
                             Title: President

ACCEPTED AND AGREED to:

UBS AMERICAS INC. (SUCCESSOR BY MERGER
TO UBS USA INC.)

By: /s/ James Petrie
    ----------------
    Name:  James Petrie
    Title: Executive Director

                                  SUBSCRIPTION

     The undersigned, __________________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________ shares of the Class A Common Stock of
eSPEED, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated __________________                   Signature__________________________

                                           Address____________________________

                                                  ____________________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer said Warrant on the books of
eSPEED, INC.

Dated __________________                   Signature__________________________

                                           Address____________________________

                                                  ____________________________

                               PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _________________________ the right to purchase _________________________
shares of the Class A Common Stock of eSPEED, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _________________________, attorney, to transfer that part of said Warrant on the books of eSPEED, INC.

Dated __________________                   Signature__________________________

                                           Address____________________________

                                                  ____________________________